UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 10, 1998
                        (Date of earliest event reported)

                          Commission file number 1-7349

                                BALL CORPORATION
                                ----------------
             (Exact name of Registrant as specified in its charter)

                   Indiana            1-7349           35-0160610
                   -------            ------           ----------
                  (State of        (Commission       (IRS Employer
                Incorporation)       File No.)      Identification No.)

          10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (303) 469-5511
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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                                Ball Corporation
                           Current Report on Form 8-K
                             Dated December 17, 1998


Item 5.  Other Events.

On December 10, 1998, Ball Corporation, an Indiana corporation (the "Company" or "Ball"), announced that it will close four plants that produce metal cans, two in the United States and two in the People's Republic of China (PRC), and will supply customers of the closed facilities from other Ball plants. The plant closings are part of the Company's comprehensive program to improve profits and operating efficiencies.

The plant closings in the U.S. will be accounted for as part of Ball's acquisition in August, 1998 of the North American beverage can manufacturing assets of Reynolds Metals Company and, therefore, will not result in a charge to earnings. The plants are expected to be closed during the first quarter of 1999 and include a beverage can manufacturing plant in Hayward, California, and a beverage can lid manufacturing plant in Rocklin, California. The Company also stated that additional capacity rationalization and cost savings will likely occur in North America in 1999 as the Company continues to integrate the assets acquired from Reynolds.

The PRC plant closings and other actions in China are being taken to improve overall profitability and cash flow through headcount reductions and lower manufacturing costs. The Company expects that these actions in the PRC will result in a fourth quarter pretax charge of approximately $56 million (approximately $31 million after tax or 95 cents per share on a diluted basis). The plants to be closed in the PRC include one beverage can plant and one food can plant and are expected to occur in the early part of 1999.

The text of the press release disseminated by the Company on December 10, 1998 is filed with this report as Exhibit 99.1.



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                                Ball Corporation
                           Current Report on Form 8-K
                             Dated December 17, 1998

                                  EXHIBIT INDEX


                      Description                                       Exhibit
                     -------------                                     ---------

Text of Press Release Disseminated by the Registrant on
     December 10, 1998 (Filed herewith)                                 EX-99.1



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ball Corporation
(Registrant)


By:    /s/  R. David Hoover
       ----------------------------------
       Name:  R. David Hoover
       Title: Vice Chairman and
                Chief Financial Officer


Date:  December 17, 1998




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